                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                AMENDMENT NO. 1

                                      to

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):   August 20, 2001
                                                         ---------------


                                  KEANE, INC.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

           001-7516                              04-2437166
      ----------------------           -------------------------------
     (Commission File Number)         (IRS Employer Identification No.)

     Ten City Square, Boston, Massachusetts                     02129
     -----------------------------------------------------------------
     (Address of Principal Executive Offices)                (Zip Code)

                                (617) 241-9200
     -----------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
     -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to Keane, Inc.'s Current Report on Form 8-K dated August 20, 2001 amends the original filing for purposes of refiling
Exhibit 99.1 thereto.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

     (a)   Financial Statements of Businesses Acquired.
           -------------------------------------------

           Not applicable.

     (b)   Pro Forma Financial Information.
           -------------------------------

           Not applicable.

     (c)   Exhibits.
           --------

          *2.1(1) Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc.

          99.1 Shareholder's Agreement, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and John H. Fain
____________________
*  Previously filed.

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2001                 REGISTRANT

                                      KEANE, INC.

                                      By: /s/ John J. Leahy
                                      ------------------------------
                                      John J. Leahy
                                      Senior Vice President -- Finance and
                                      Administration and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

*2.1(1) Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc.

99.1 Shareholder's Agreement, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and John H. Fain


___________________
*  Previously filed.

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.